March 6, 2017

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88302

Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88300

Ladies and Gentlemen:

We have transmitted to contract owners the annual reports for the period ended December 31, 2016 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account C invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact Karen M. McLaughlin at 513.412.1465.

Sincerely,

/s/ John P. Gruber

John P. Gruber

Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88302

Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88300

1940 Act Number
American Century® Variable Portfolios, Inc.	811-05188
• American Century VP Capital Appreciation Fund—Class I Shares
• American Century VP Large Company Value Fund—Class II Shares
• American Century VP Mid Cap Value Fund—Class II Shares
• American Century VP Ultra® Fund—Class II Shares
Davis Variable Account Fund, Inc.	811-09293
• Davis Value Portfolio
Dreyfus Investment Portfolios	811-08673
• Dreyfus IP Technology Growth Portfolio—Initial Shares
The Dreyfus Socially Responsible Growth Fund, Inc.—Service Shares	811-07044
Dreyfus Stock Index Fund, Inc.—Service Shares	811-05719
Dreyfus Variable Investment Fund	811-05125
• Dreyfus VIF Appreciation Portfolio—Service Shares
• Dreyfus VIF Money Market Portfolio
Franklin Templeton Variable Insurance Products Trust	811-05583
• Templeton Foreign VIP Fund—Class 2 Shares
ALPS Variable Investment Trust	811-21987
• Ibbotson Balanced ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Conservative ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Growth ETF Asset Allocation Portfolio—Class II Shares
• Ibbotson Income and Growth ETF Asset Allocation Portfolio—Class II Shares
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
• Invesco V.I. American Value Fund—Series I Shares
• Invesco V.I. Comstock Fund—Series I Shares
• Invesco V.I. Core Equity Fund—Series I Shares
• Invesco V.I. Diversified Dividend Fund—Series I Shares
• Invesco V.I. Global Health Care Fund—Series I Shares
• Invesco V.I. Government Securities Fund—Series II Shares
• Invesco V.I. Managed Volatility Fund—Series II Shares
• Invesco V.I. Mid Cap Core Equity Fund—Series II Shares
• Invesco V.I. Mid Cap Growth Fund—Series II Shares
• Invesco V.I. Small Cap Equity Fund—Series I Shares
Janus Aspen Series	811-07736
• Janus Aspen Balanced Portfolio—Service Shares
• Janus Aspen Enterprise Portfolio—Service Shares
• Janus Aspen Janus Portfolio—Service Shares
• Janus Aspen Overseas Portfolio—Service Shares
Morgan Stanley—The Universal Institutional Funds, Inc.	811-07607
• Morgan Stanley UIF Mid Cap Growth Portfolio—Class I Shares
• Morgan Stanley UIF U.S. Real Estate Portfolio—Class I Shares

Neuberger Berman Advisers Management Trust	811-04255
• Neuberger Berman AMT Guardian Portfolio—Class S Shares
• Neuberger Berman AMT Mid Cap Growth Portfolio—Class S Shares
Oppenheimer Variable Account Funds	811-04108
• Oppenheimer Capital Appreciation Fund/VA—Service Shares
• Oppenheimer Global Fund/VA—Service Shares
• Oppenheimer Main Street Fund®/VA—Service Shares
• Oppenheimer Main Street Small Cap Fund®/VA—Service Shares
PIMCO Variable Insurance Trust	811-08399
• PIMCO VIT High Yield Portfolio—Administrative Class
• PIMCO VIT Real Return Portfolio—Administrative Class
• PIMCO VIT Total Return Portfolio—Administrative Class
Rydex Variable Trust	811-08821
• Guggenheim VT Long Short Equity Fund
Wilshire Variable Insurance Trust	811-07917
• Wilshire 2015 ETF Fund
• Wilshire 2025 ETF Fund
• Wilshire 2035 ETF Fund
Calamos Advisors Trust	811-09237
• Calamos Growth and Income Portfolio (closed)
Dreyfus Investment Portfolios	811-08673
• Dreyfus IP MidCap Stock Portfolio—Service Shares (closed)
Janus Aspen Series	811-07736
• Janus Aspen Global Research Portfolio—Service Shares (closed)
Morgan Stanley—The Universal Institutional Funds, Inc.	811-07607
• Morgan Stanley UIF Core Plus Fixed Income Portfolio—Class I Shares (closed)
Oppenheimer Variable Account Funds	811-04108
• Oppenheimer Conservative Balanced Fund/VA—Service Shares (closed)